                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): December 20, 1996
                                                       ------------------



                        First Alliance Mortgage Company
                                  on behalf of
                   First Alliance Mortgage Loan Trust 1996-2
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                   33-91148                   Applied For
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)



                      c/o First Alliance Mortgage Company
                            Attention: Mark K. Mason
              Executive Vice President and Chief Financial Officer
                            17305 Von Karman Avenue
                                Irvine, CA 92714
                              Address of Servicer
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (714)224-8500



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

         Information relating to the distributions to Certificateholders for the December 1996 Monthly Period of the Trust in respect of the First Alliance Mortgage Loan Asset Backed Certificates, Series 1996-2, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Mortgage Loans, and the subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1996 between First Alliance Mortgage Company as Servicer, and Bankers Trust Company, as trustee.


Item 7.  Exhibit.

         Monthly Report for the December 1996 Monthly Period relating to the First Alliance Mortgage Loan Asset Backed Certificates Series 1996-2, Class A issued by the First Alliance Mortgage Loan Trust 1996-2.
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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       First Alliance Mortgage Loan Trust 1996-2
                                       -----------------------------------------
                                                      (Registrant)

                                   By:      First Alliance Mortgage Company
                                       -----------------------------------------
                                                       (Servicer)

Date:  January 27, 1997            By:             /s/ MARK K. MASON
       ----------------                -----------------------------------------



                                 Name:               Mark K. Mason
                                       -----------------------------------------

                                              Executive Vice President and
                                Title:           Chief Financial Officer
                                       -----------------------------------------